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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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
Date of Report (Date of earliest event reported):        Commission File Number:
              FEBRUARY 5, 2001                                  0-21213
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                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                              54-1807038
    (State or other jurisdiction                   (IRS Employer
          of incorporation)                   Identification Number)
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                             7925 JONES BRANCH DRIVE
                             MCLEAN, VIRGINIA 22102
              (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number, including area
                                     code:
                                 (703) 873-2000


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE



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                             LCC INTERNATIONAL, INC.

ITEM 5         OTHER EVENTS

       On February 5, 2001, LCC International, Inc. ("LCC") issued a press release announcing it revenues and operating results for the fourth quarter of 2000 as well as for the year ended December 31, 2000. Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the February 5, 2001 press release.



ITEM 7         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

               (c)    Exhibits.

99. Press Release, dated February 5, 2001, regarding LCC International, Inc.'s fourth quarter and annual 2000 revenues and operating results.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LCC INTERNATIONAL, INC.


Date:  February 9, 2001                By: /s/ Peter A. Deliso
                                          ------------------------------------
                                           Peter A. Deliso
                                           Vice President, General
                                           Counsel and Secretary



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                                  EXHIBIT INDEX

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Exhibit                  Description                              Page
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   99.         Press Release, dated February 5, 2001.               1
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